UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 18, 2022

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25371 Commercentre Drive, Suite 200
Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

(949) 528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market

Series A Warrants	TBLTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

As reported by ToughBuilt Industries, Inc., a Nevada corporation (the “
Company
”), on a Form 8-K filed with the U.S. Securities and Exchange Commission, on February 15, 2022, the Company entered into a Securities Purchase Agreement (the “
Purchase Agreement
”) with institutional investors named therein (the “
Purchasers
”), pursuant to which the Company issued, in a registered direct offering an aggregate of $5,000,000 of Preferred Stock (split evenly among the Series F Convertible Preferred Stock, par value $0.0001 per share (“
Series F Preferred Stock
”), and Series G Convertible Preferred Stock, par value $0.0001 per share.

On February 18, 2022, the Company and the Purchasers entered into a letter agreement (the “
Letter Agreement
”) thereby amending the Purchase Agreement by inserting a new Section 4.10(d) in the Purchase Agreement to reduce the voting rights of the Series F Preferred Stock from 5,000 per share to 3,998 votes per share (as determined based on a price of $0.2501, the Nasdaq official closing price of the Company’s common stock on February 14, 2022). The Series F Preferred Stock only has voting rights regarding a stockholder vote to increase the Company’s common stock and to effectuate a reverse stock split of the Company’s outstanding common stock.

The form of the Letter
 Agreement
is filed as an exhibit to this 8-K
,
and is incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Letter Agreement, dated February 18, 2022, between the Registrant and the purchasers pursuant to the Purchase Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: February 2 3 , 2022	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer